CONSENT OF COOPER, SHUFFIELD & COMPANY

         As independent public accountants, we hereby consent to the use in this Form 10-K of all of our prior reports utilized or mentioned in this report.

                                             COOPER, SHUFFIELD & COMPANY


                                             By: /s/ Dennis G. Cooper
                                                 -----------------------
                                                 Dennis G. Cooper

Little Rock, AR
April 7, 1997